METROPOLITAN WEST FUNDS

Supplement dated May 5, 2020 to

(i) the Prospectus dated July 29, 2019, as supplemented (the “July 29, 2019 Prospectus”), for the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West Ultra Short Bond Fund, and

  (ii) the Prospectus dated March 6, 2020 (the “March 6, 2020 Prospectus”) for the Metropolitan West Total Return Bond Fund and Metropolitan West Unconstrained Bond Fund (the July 29, 2019 Prospectus and the March 6, 2020 Prospectus together, the “Prospectuses”)

Disclosure relating to all series of Metropolitan West Funds (each such series, a “Fund”):

Effective immediately, the following disclosure is added under “Principal Risks” in the summary portion of the Prospectuses for each Fund:

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Public Health Emergency Risks: the risk that pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of an investment in the Fund could be significant and prolonged.

In addition, effective immediately, the following row is added to the table under “Principal Risks” on page 76 of the July 29, 2019 Prospectus:

	AlphaTrak 500 Fund	Corporate Bond Fund	Flexible Income Fund	Floating Rate Income Fund	High Yield Bond Fund	Intermediate Bond Fund
Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)	✓	✓	✓	✓	✓	✓

In addition, effective immediately, the following row is added to table under “Principal Risks” on page 77 of the July 29, 2019 Prospectus:

	Investment Grade Credit Fund	Low Duration Bond Fund	Strategic Income Fund	Total Return Bond Fund	Ultra Short Bond Fund	Unconstrained Bond Fund
Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)	✓	✓	✓	✓	✓	✓

In addition, effective immediately, the following row is added to table under “Principal Risks” on page 16 of the March 26, 2020 Prospectus:

	Total Return Bond Fund	Unconstrained Bond Fund
Public Health Emergency Risk and Impact of the Coronavirus (COVID-19)	✓	✓

In addition, effective immediately, the following disclosure is added under “Principal Risks” on page 86 of the July 29, 2019 Prospectus and on page 23 of the March 6, 2020 Prospectus:

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19)

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit our ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

In addition, effective immediately, the following disclosure is added as the seventh and final paragraph under “Principal Risks – Emerging Markets Risk” in on page 81 of the July 29, 2019 Prospectus and on page 19 of the March 6, 2020 Prospectus:

Among other risks of investing in emerging and developing market countries are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties in bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.

Please retain this Supplement with your Prospectuses for future reference.

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